EXHIBIT 10.2

                                    INDENTURE

                                       OF

                                      LEASE

LANDLORD:                        KFC ASSOCIATES
TENANT:                          MONMOUTH COMMUNITY BANK, IN ORGANIZATION
DATED:                           JUNE 26, 1997
PREMISES:                        627 Second Avenue,
                                 Block 124, Lot 10
                                 Long Branch, New Jersey


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                                TABLE OF CONTENTS

ARTICLE 2.      RENT...........................................................

ARTICLE 3.      CONTINGENCIES AND APPROVALS....................................

ARTICLE 4.      PAYMENT OF TAXES AND ASSESSMENTS...............................

ARTICLE 5.      TAX APPEALS....................................................

ARTICLE 6.      ACCEPTANCE OF PREMISES AND REMOVAL OF
                LANDLORD'S IMPROVEMENTS........................................

ARTICLE 7.      SURRENDER......................................................

ARTICLE 8.      INSURANCE......................................................

ARTICLE 9.      LANDLORD'S RIGHT TO PERFORM
                TENANT'S COVENANTS.............................................

ARTICLE 10.     REPAIRS AND MAINTENANCE OF
                THE DEMISED PREMISES...........................................

ARTICLE 11.     COMPLIANCE WITH LAWS, ORDINANCES, ETC..........................

ARTICLE 12.     CONSTRUCTION AND ALTERATIONS...................................

ARTICLE 13.     DISCHARGE OF LIENS.............................................

ARTICLE 14.     MORTGAGE OF FEE INTEREST;
                SUBORDINATION AND NON-DISTURBANCE..............................

ARTICLE 15.     ENVIRONMENTAL MATTERS..........................................

ARTICLE 16.     ASSIGNMENT OF SUBLETTING.......................................

ARTICLE 17.     DAMAGE OR DESTRUCTION..........................................

ARTICLE 18.     CONDEMNATION...................................................

ARTICLE 19.     NO WASTE.......................................................

ARTICLE 20.     USE OF PROPERTY................................................

ARTICLE 21.     INSPECTION AND ENTRY...........................................

ARTICLE 22.     INDEMNIFICATION OF LANDLORD....................................

ARTICLE 23.     DEFAULT PROVISIONS.............................................

ARTICLE 24.     OPTION TO PURCHASE.............................................

ARTICLE 25.     RIGHT OF FIRST REFUSAL.........................................

ARTICLE 26.     NOTICES........................................................

ARTICLE 27.     QUIET ENJOYMENT................................................

ARTICLE 28.     NO RENT ABATEMENT..............................................

ARTICLE 29.     ESTOPPEL CERTIFICATE...........................................

ARTICLE 30.     ARBITRATION AND APPRAISAL......................................

ARTICLE 31.     SIGNS..........................................................


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                               INDENTURE OF LEASE

     THIS INDENTURE OF LEASE made this ____ day of June, 1997, by and between KFC ASSOCIATES, a New Jersey General Partnership, having an address at 9 Memorial Parkway, Long Branch, New Jersey 07740 (hereinafter called "Landlord") and MONMOUTH COMMUNITY BANK, a New Jersey Corporation, having an address at c/o James G. Aaron, Esq., Ansell Zaro Grimm & Aaron, 1500 Lawrence Avenue, Ocean, New Jersey 07712 (hereinafter called "Tenant").

                              W I T N E S S E T H:

     In consideration of the mutual promises and covenants herein contained, Landlord and Tenant agree as follows:

ARTICLE 1. DEMISED PREMISES-TERM OF LEASING AND COMMENCEMENT DATE.
---------  -------------------------------------------------------

     1.01. Landlord, for and in consideration of the terms, covenants and conditions herein contained, does hereby demise, lease and let to Tenant free of all tenancies, and Tenant does hereby hire and take from Landlord, subject to the terms, conditions and covenants herein contained, the following described premises (hereinafter called the "Demised Premises"):

            ALL THAT certain lot, tract or parcel of land, lying and being in the City of Long Branch being known as Block 124, Lot 10 on the tax map of the City of Long Branch, and also known as 627 Second Avenue, Long Branch, New Jersey and more particularly set forth on Schedule A annexed hereto and made a part hereof (hereinafter sometimes referred to as the "Fee Interest").

            TOGETHER with any and all buildings and improvements (hereinafter sometimes referred to as the "Buildings") and subject to easements, covenants and restrictions of record, if any.

     1.02. Landlord has and will have as of the date of Commencement of this Lease, full power to execute, deliver and carry out the terms and provisions of this Lease, owns the Premises in fee, knows of no encumbrances, liens, agreements, etc. which would limit Tenant's rights hereunder, except a mortgage to Fleet Bank, and has taken all necessary action to authorize the execution, delivery and performance of this Lease.

     1.03. The term of this Lease shall be ten (10) years (hereinafter called the "Original Term") commencing on the Commencement Date and expiring ten years from date of Commencement. The Lease shall commence (Commencement Date) upon the delivery of the Premises by Landlord to Tenant. Tenant shall not be deemed to have accepted possession of the Premises until each of the following conditions have been satisfied: (a) Tenant shall have received and/or waived the approval of the permits provided for in Article 3; and (b) the Tenant presently occupying the Premises shall have vacated the Premises. Promptly after the Commencement Date, Landlord and Tenant shall execute a memorandum stating the actual Commencement Date.

     1.04. Provided the Tenant is not in default under the terms hereof, and further provided there has been no earlier termination of this Lease, Tenant shall have the right and option to renew and extend this agreement for four (4) further terms each for a period of five (5) years under the same terms, provisions and conditions as herein contained except that the rental shall be as set forth in Article 2 hereof.

     The options to extend shall be deemed automatically exercised unless Tenant provides Landlord with written notice, by certified mail, not later than nine
(9) months prior to the expiration of the initial term of the Lease or any option term, as the case may be, that Tenant has elected not to exercise its option.

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ARTICLE 2. RENT.
---------- -----

     2.01. Tenant agrees to pay to Landlord, in currency of the United States of America, when due, without notice or demand and without deduction or set-off of any kind or amount for any reason whatsoever, as the annual minimum fix net rent for the Demised Premises for the entire initial term (hereinafter called "Net Rent"), such Net Rent to be over and above the other payments to be made by Tenant as hereinafter provided.

     2.02 Such Net Rent shall be payable as follows:

     A. (i) at the monthly rate of FORTY-FIVE HUNDRED ($4,500.00) DOLLARS per month in equal monthly installments, each in advance, on the first day of the month for a period of sixty (60) months commencing on the Commencement Date, and through and inclusive of the sixtieth (60th) month of the term;

         (ii) for and during each of the sixth (6th) through the tenth (10th) Lease years of the term hereof, inclusive, an amount equal to $54,000.00 increased by the cumulative percentage increase in the Consumer Price Index (the "Index") between the Commencement Date and fifty-ninth (59th) month of the Lease year.

         (a) As used herein; the term "Index" shall mean the Consumer Price Index for All Urban Consumer (CPI-U_ for the New York-Northeastern New Jersey Area, All Items (1984 = 100) published by the Bureau of Labor Statistics of the United States Department of Labor. In the event that, as of any relevant date during the Term hereof, the Index is no longer published or issues, such other index as has been generally recognized and accepted as the basis for wage negotiations shall be used and employed in the place thereof. In the event that the increase in Basic Rent to be determined pursuant to this Section 2.02 cannot be calculated as of the commencement of any Lease Year, the Tenant shall continue to pay Basic Rent at the rate payable during the immediately preceding Lease Year pending the computation of the increase as aforesaid. Upon determination of the increase, Landlord shall notify Tenant and Tenant shall, within twenty (20) days after such notice, remit an additional payment of Basic Rent equal to the aggregate adjustment for the months during the current lease year for which such adjustment is applicable and which have expired prior to the termination of the amount of the adjustment. Thereafter, monthly installments of Basic Rent for such Lease Year shall be equal to one-twelfth of the adjusted annual Basic Rent for such Lease Year.

         (b) The Basic Rent shall be payable in advance, in equal successive monthly installments, with the first installment being due and payable on the Commencement Date of the Term. Said Basic Rent shall be payable at the office of the Landlord above set forth, or at such other place as the Landlord shall designated by notice in the manner hereinafter provided.

     2.03. In the event of the exercise of the option(s) to extend the term, the Net Rent shall be as follows:

     A. (i) During each Extended Term (a maximum of four (4) in total), each for a period of five (5) years subject to the conditions set forth in Paragraph 1.04 above, rent shall be due at the monthly rate of the adjusted Basic Rent as determined by application of the Consumer Price Index formula "Index" as set forth in Paragraph 2.02(a)(1)(a) above.

     During the first extended Term, the monthly rate shall be the Basic Rent determined by the adjustment to the rental payments made for the period during the 61st month through the 119th month, increased by the cumulative percentage increase in the Index between the 61st month and the 119th month of the Lease Year. The Basic Rent shall then be adjusted and the new Extended Term which covers the period of the 121st month through the 180th month inclusive.

         (ii) During any of the successive Extended Terms (three (3) in total after the first extended term) subject to the conditions set forth in Paragraph 1.04


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above,  the Basic Rent shall be  adjusted  in the same manner as set forth above using the Index in place at the Commencement Date of the respective term and increased by the cumulative percentage increase from that date to the month preceding the expiration of the existing Term (the 179th, the 239th and the 299th month respectively). See attached Schedule "B" which is intended to be an example of hypothetical increases in the CPI as applied to the $54,000,00 Base Rent. The example is not to be relied upon and is given for the sole purpose of providing a hypothetical application of the formula, with no reliance whatsoever being given to the assumed increases in the CPI as have been used in the examples.


     2.04. Until Tenant shall have been given notice otherwise by Landlord under the provisions of the notice article hereof, Tenant shall pay the rent to Landlord at the address set forth at Page 1 of this Lease.

     2.05. It is the purpose and intend of Landlord and Tenant that this Lease is a net, net, net lease and that the Net Rent shall be absolutely net to Landlord, so that this Lease shall yield, net, to Landlord, the Net Rent specified in Article 2.01 hereof in each year during the Original Term of this Lease and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises which may arise or become due during or out of the Original or any renewal term of this Lease, shall be paid by Tenant, and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

     2.06. The Net Rent shall be paid to Landlord without notice or demand and without abatement, deduction or set-off.

     2.07. Except as herein otherwise provided, Tenant shall also pay without notice and without abatements, deduction or set-off, as additional rent, all sums, impositions, costs, expenses and other payments which Tenant in any of the provisions of this Lease assumes or agrees to pay, and, in the event of non-payment thereof, Landlord shall have (in addition to all other rights and remedies herein set forth) all the rights and remedies provided for herein or by law in the case of non-payment of the Net Rent.

     2.08. Ten (10) days subsequent to the Commencement Date, Tenant shall post with the Landlord the sum of $5,000.00 which it is to retain as security for the faithful performance of all of the covenants, conditions and agreements to this Lease, but in no event shall Landlord be obligated to apply same on rents or other charges in arrears or damages for the Tenant's failure to perform said covenants, conditions and agreements; the Landlord may so apply the security at its option and the Landlord's right to the possession of the Premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that Landlord holds this security. The said sum is not applied toward the payment of rents in arrears or to compensate Landlord for Tenant's failure to observe the conditions and agreements of this Lease are to be returned to the Tenant when this Lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the Premises and delivered possession to the Landlord.

     In the event that the Landlord repossesses itself of said Premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions and agreements of this Lease, the Landlord may apply the said security on all damages suffered to the date of repossession and may retain the said security to apply on such damage as may be suffered and shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall not be obligated to keep the said security as a separate fund but may mix the said security with its own funds. The Tenant shall not be entitled to any interest earned with respect to the security deposit. This security deposit under the Lease shall not be mortgaged, assigned, pledged or encumbered by Tenant without the written consent of Landlord. In the event of assignment for the benefit of creditors, or upon the insolvency of Tenant, title to the monies paid over to the Landlord as security shall vest in the Landlord free and clear of any claims of the Trustee in bankruptcy, assignee for the benefit of creditors or Receiver that may be appointed for the insolvent Tenant.

     In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and Landlord shall

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be  considered  released by the Tenant of all  liability  for the return of such security; and the Tenant agrees to look solely to the new Landlord for the return of said security, and it is agreed that this shall apply to every transfer or assignment made of the security to the new Landlord.

     Provided the Tenant is not in default and the Lease is in full force and effect at the end of the 60th month of the initial term of this Lease, Landlord agrees to return the aforesaid security deposit to Tenant.

     2.09. Accruing additional rent, Tenant hereby agrees to pay and Landlord agrees to receive from Tenant, the rent at the rate of FOUR THOUSAND FIVE HUNDERED ($4,500.00) DOLLARS per month beginning when Monmouth Community Bank takes possession of the premises to begin renovations and improvements until the date Monmouth Community Bank opens its doors for business. The rent for that period shall accrue and be paid monthly over the three (3) years beginning the month following the date the bank opens for business.

ARTICLE 3. CONTINGENCIES AND APPROVALS.
---------- ----------------------------

     The parties acknowledge that the within Lease shall not be effective until the satisfaction of the following conditions unless waived by Tenant:

     A. Landlord represents that its mortgagee Fleet Bank, is the sole mortgagee of the subject Premises. Written consent of the mortgagee to the subject Lease shall be obtained by Landlord within sixty (60) days of the date of this Agreement.

     B. The issuance of an interpretation letter issued by the Building Department of the City of Long Branch with respect to the proposed modifications to be made to the Premises by Tenant and the proposed use by Tenant. In the event that such an interpretation letter cannot or will not be issued and the municipality requires site plan approval or an application for a variance, Tenant shall make such application promptly and within thirty (30) days of the date of its charter approval from the New Jersey Department of Banking and the Federal Deposit Insurance Corporation (as set forth in Paragraph C below). Said application(s) shall be made at Tenant's cost and expense but with the consent and cooperation of Landlord. Tenant shall diligently pursue the application process and will file the application within thirty (30) days of the date of approval or satisfaction of the charter as defined above. Tenant shall have a total of six (6) months from the date of the execution of this Lease within which to obtain its approvals. Reference is made to certain thirty (30) day periods of extension, the terms and conditions of which are set forth in Subparagraph F below.

     C. The obtaining of all necessary approvals from the New Jersey Department of Banking and the Federal Deposit Insurance Corporation with respect to the charter approval of Monmouth Community Bank. Tenant shall have six (6) months from the date of the execution of this Agreement within which to obtain such approvals. Reference is made to Subparagraph F below which provides for the granting of certain thirty (30) day period extensions under certain terms and conditions. Tenant represents that it will diligently and faithfully pursue the charter approval process.

     D. At time of execution of this Lease, Tenant shall apply for leasehold title insurance, from a title company acceptable to Tenant showing title to the Demised Premises and appurtenant easements in Landlord. If the report on title, title binder or commitment discloses any conditions, restrictions, liens, encumbrances, easements or covenants which, in Tenant's opinion would effect Tenant's use and enjoyment of the Demised Premises, and appurtenant easements, Landlord shall have thirty (30) days from the date Tenant notified Landlord of said defects, to make a good faith effort to cure such defects and to furnish a title report, binder or commitment showing such defects cured or removed. If such defects in title are not so cured within thirty (30) days, Tenant may, at its option, terminate this Lease. Tenant shall be deemed to have waived this condition if it does not formally terminate this Lease within sixty (60) days from the date Tenant provided Landlord with the notice of defects.

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     E.  Tenant  may order a current  certified  survey by a  licensed  surveyor within forty-five (45) days from the last execution of this Lease. Said survey shall show:

         (i) the area, dimensions and location of the Demised Premises;

         (ii) the location of the existing improvements and available utilities in adjoining street, alleys or property;

         (iii) the location of all recorded easements against or appurtenant to the Demised Premises;

         (iv) encroachments of any improvements adjoining the Premises on the Demised Premises;

         (v) the legal description of the Demised Premises; and

         (vi) the topography.

     If said survey discloses unsuitable or interfering easements, party wall agreements, or encroachments or that the location, area, dimensions and shape of the Demised Premises are not as represented by Landlord as depicted on Schedule "A" attached hereto, then Tenant shall have the right to terminate this Lease and declare same null and void and of no force and effect. In addition, if the survey indicates that a site plan cannot be designed in accordance with municipal standards to accommodate the use defined in Article 20, the Tenant may declare this Lease null and void. If Tenant does not elect to terminate this Lease within the forty-five (45) day period, it shall be deemed to have waived that right.

     F. In the event Tenant has diligently and faithfully pursued its applications for charter approval and municipal approvals as defined above and such approval has not been obtained within the six (6) month period or if obtained, the applicable periods of appeal have not expired, then Landlord agrees to extend the six (6) month period within which all approvals are to be obtained for successive thirty (30) day period not to exceed 300 days. Each of such periods shall be granted upon the written request of Tenant at least five
(5) days prior to the expiration of the current period and with the tendering of the sum of One Thousand Dollars ($1,000.00) with its request, which sum shall be deemed an extension fee for each of the applicable thirty (30) day periods or any part thereof.

     In the event final approvals are not obtained within the six (6) month time frame as extended for a maximum of 300 days (assuming each of the thirty (30) day extension periods have been properly exercised) and that Tenant has not provided adequate proof that all such approvals with respect to its charter and the City of Long Branch have been obtained by the 480th day from the date of execution of this Agreement and unless these specific contingencies have not been waived by Tenant, then this Agreement shall be null and void and shall have no further force and effect, and the security deposit advanced by Tenant shall be returned intact to Tenant. All other sums paid by Tenant shall be retained by Landlord.

     During the period of any application for municipal approvals and throughout the term prior to the Commencement Date of the subject Lease, Landlord agrees that all real estate taxes will remain current during such municipal approval process.

ARTICLE 4. PAYMENT OF TAXES AND ASSESSMENTS.
---------- ---------------------------------

     4.01. Tenant shall pay or cause to be paid, before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, all taxes, assessments, water and sewer rents, charges, license fees, levies, permit fees, and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time during the term of this Lease may be assessed, levied, confirmed, imposed upon or become due and payable out of or in respect of, or become a lien on, the Demised Premises, or any part thereof (all such taxes, assessments, water and sewer rents, charges, license and permit fees and other charges being hereinafter referred to as "Impositions"); provided, however, that all

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Impositions  for the  fiscal or tax year in which the term of this  Lease  shall begin and end shall be apportioned so that Tenant shall pay only those portions thereof which correspond with the portion of said years as are within the terms hereby demised.

     Tenant agrees to provide Landlord with a copy of the receipted tax bill marked "Paid in Full" by November 30th of each calendar year. Failure to pay any such taxes or other charges as set forth above shall entitle Landlord to the right to advance such sums and upon such payment, Landlord shall be entitled to interest at the rate of ten percent (10%) per annum or the then maximum rate allowed by municipalities with respect to tax sale certificates, whichever is greater.

     4.02. Nothing herein contained shall require Tenant to pay Federal or State Income Taxes assessed against the Landlord, or any gift, estate succession, inheritance or transfer taxes of Landlord imposed as owner of the fee of the Demised Premises or any taxes imposed upon rent as such, payable by Tenant under this Lease; provided, however, that if at any time during the term of the Lease the methods of taxation prevailing at the commencement of the original term hereof shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies, Impositions or charges now levied, assessed or imposed on real estate and improvements thereon there shall be levied, assessed and imposed a tax, assessment, levy, Imposition or charge, wholly or partially as a capital levy or otherwise, all the rents received therefrom, or measured by or based in whole or in part upon the Demised Premises and imposed upon Landlord, then all such taxes, assessments, levies, Impositions, or charges or any part thereof so measured or based shall be deemed to be included within the term "Impositions" for the purposes hereof to the extent that such Imposition would be payable if the Demised Premises were the only property of Landlord subject to such Imposition, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions. Tenant shall, in addition to the foregoing, pay any new taxes of a nature not presently in effect, but which may be hereafter levied against or imposed upon Landlord or the Demised Premises if such tax shall be based on or arise out of the ownership, use or operation of the Demised Premises.

     4.03. Tenant, upon request of Landlord, shall furnish to Landlord, or if requested by Landlord furnish to any Fee Mortgagee, within thirty (30) days after the date when such Imposition will become due, official receipts of the appropriate taxing authority, or other evidence satisfactory to Landlord or such Mortgagee evidencing the payment thereof. The certificate, receipt or bill of the appropriate official designed by law to make or issue the same shall be prima facie evidence that such Imposition is due and unpaid, or has been paid at the time of the making or issuance of such certificate, receipt or bill.

     4.04. Landlord appoints Tenant the attorney-in-fact of Landlord for the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this Lease to persons or entities other than Landlord. In case any person or entity to whom any sum is directly paid by Tenant under any of the provisions of this Lease shall refuse to accept payment of such sum from Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum to Landlord at the address specified herein and Landlord shall thereupon pay such sum to such person or entity.

ARTICLE 5. TAX APPEALS.
---------- ------------

     5.01. Tenant shall have the right to seek a reduction in the valuation of the Demised Premises for tax purposes and to contest in good faith by appropriate proceedings, at Tenant's expense, the amount or validity in whole or in part of any Imposition, tax or assessment affecting the Demised Premises.

     5.02. Landlord shall not be required to join in any proceedings referred to in Section 5.01 hereof unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord or any owner of the Demised Premises, in which event Landlord shall join in such proceedings or permit the same to be brought in its name. Landlord shall not ultimately be subject to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant shall indemnify and save harmless Landlord from any such costs



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and  expenses.  Tenant  shall be  entitled to any refund of any  Imposition  and penalties or interest thereon received by Landlord which have been paid by Tenant or which have been paid by Landlord but previously reimbursed in full by Tenant.

     5.03. Landlord reserves unto itself in the last lease year of the term or the last lease year of any renewal term (unless Tenant has properly executed the next option to renew) and in the final renewal term the right to appeal and seek a reduction in the valuation of the Demised Premises for tax purposes.

ARTICLE 6. ACCEPTANCE OF PREMISES AND REMOVAL OF LANDLORD'S IMPROVEMENTS.
---------- --------------------------------------------------------------

     6.01. Tenant accepts the Demised Premises "as is" except Landlord shall assure the absence of any existing hazardous materials, substances or wastes as defined in Paragraph 15.02 of this Lease upon the land comprising the Demised Premises.

     6.02. Tenant acknowledges that it will change the use of the Demised Premises from that of a fast-food restaurant to a commercial banking facility. Accordingly, it acknowledges that none of the improvements which presently exist, including utility systems, etc., are adequate for its intended or proposed uses. All such systems and improvements will be replaced by upgraded and new facilities, all at Tenant's cost and expense. Likewise, the Landlord intends to use the Demised Premises in its present form until Tenant provides the requisite notice of compliance or satisfaction of all contingencies.

     6.03. Upon the satisfaction of all contingencies or the waiver of same by Tenant and upon written notice of Tenant to Landlord, Landlord shall have thirty
(30) days within which to defranchise the subject Demised Premises, remove all its furniture, fixtures, equipment and improvements. Because the Tenant has acknowledged that it is doing the structure as a "shell", it is specifically
agreed  that  Landlord's   removal  of  any  of  its  furniture,   fixtures  and
improvements including leasehold improvements which may cause damage to the Demised Premises, such damage shall not be required to be repaired provided such damage is nonstructural.

ARTICLE 7. SURRENDER.
---------- ----------

     7.01. Except as herein otherwise provided, Tenant shall on the last day of the term or upon any earlier termination of this Lease, well and truly surrender and deliver up the Demised Premises to the possession and use of Landlord without delay and in the condition, order and repair existing on the date of the execution of this Lease, reasonable wear and tear excepted and free and clear of all sub-tenancies and occupancies and free and clear of all liens and encumbrances without any payment or allowance whatever by Landlord on account of any improvements which may be on the Demised Premises.

     7.02. Any and all buildings, structures, alterations, additions and improvements upon the Demised Premises at the expiration or sooner termination of this Lease shall then become the property of Landlord and shall be surrendered at that time in accordance with the provisions of this Lease. All personalty (other than trade fixtures furnished by or at the expense of Tenant) attached or affixed to the real estate or building, including but not limited to flooring, HVAC equipment, bathroom fixtures and ceiling light fixtures, shall at Landlord's option remain the property of the Landlord at the expiration or sooner termination of this Lease.

     7.03. Any trade fixtures of Tenant which shall remain in or on the Demised Premises after the termination of this Lease and Tenant's vacation of the Demised Premises, may, at the option of Landlord, be deemed to have been abandoned by Tenant and either may be retained by Landlord as its property or be disposed of without accountability therefore in such manner as Landlord may see fit.

     7.04. Landlord shall not be responsible for any loss or damage occurring to any property owned by Tenant. The provisions of this Article shall survive termination of the Lease.

ARTICLE 8. INSURANCE.
---------- ----------

     8.01. Tenant, at is sole cost and expense shall keep the improvements on the Demised Premises insured, during the term of this Lease, against loss or damage by fire with such extended coverage as shall from time to time be reasonable and customary, which amount of insurance shall in no event be less than the full replacement value of the building and improvements on the Demised Premises. Such replacement value shall be determined by the Tenant at Tenant's expense from time to time but not less frequent than once in any sixty (60) consecutive calendar months, at the request of Landlord, by an appraiser, architect or contractor, who shall be mutually and reasonably acceptable to Landlord and Tenant. No omission on the part of Landlord to request any such determination shall relieve Tenant of its obligations hereunder.

     8.02. Tenant, at its sole cost and expense, shall maintain:

     A. General public liability insurance naming Landlord as an additional insured against claims for bodily injury, death and property damage occurring on, in or about the Demised Premises and on, in or about adjoining passageways (including without limitation personal injury, death and property damage resulting directly or indirectly upon any change, alteration, improvement or repair thereof) in an amount of $1,000,000.00 for bodily injury and property damage combined with a $2,000,000.00 aggregate.

     B. Rental insurance against loss of rental or other income derived from the operation due to risks referred to Article 8.01 hereof in an amount equal to the amount of Net Rent and the real estate taxes hereunder for a period of one (1) year, and Tenant hereby assigns to Landlord the proceeds of such insurance so that in the event the improvements on the Demised Premises shall be destroyed or seriously damaged, such proceeds shall be applied by Landlord when received by Landlord to the Net Rent and real estate taxes hereunder until the restoration of such improvements. Tenant shall make payment of such Net Rent and real estate taxes to the extent the insurance proceeds received by Landlord are less than the amount of the Net Rent and real estate taxes due.

     C. Such other insurance and in such amounts as may from time to time (but Landlord shall not request same more than every thirty-six (36) consecutive calendar months) be reasonably required by Landlord against other insurable hazards, which at the time are customarily insured against in the case of premises similarly situated in Monmouth County, due regard being, or to be given to the type of construction, its use and occupancy.

     8.03. All insurance provided for herein shall be effected under valid and enforceable policies issued by insurers licensed to do business in the State of New Jersey. Upon the effective date of this Lease and thereafter, originals of the policies or valid certificates of insurance bearing notations evidencing the payment of premiums or certificates issued by such insurers satisfactory to Landlord shall be delivered by Tenant to Landlord except that whenever this Lease shall be mortgaged, such policies of insurance may be lodged with the mortgagee until the mortgage debt shall be paid or the term of this Lease and renewals thereof shall sooner end and certificates of such insurance shall meanwhile be delivered to Landlord.

     8.04. Except with respect to insurance required by Article 8.02(A) hereof, neither Landlord nor Tenant shall take out separate insurance concurrent in form of contributing in the event of loss with that required in this Article to be furnished by, or which may be reasonably required to be furnished by, Tenant unless Landlord and Tenant are included therein as the insureds with loss payable as in this Lease, provided each party shall immediately notify the other of the procurement of any such separate insurance and shall cause the same to be delivered to the other party.

     8.05. All policies of insurance provided for herein shall name Landlord and Tenant and any mortgagee of the fee as the insureds as their respective interests may appear.

     8.06. All such policies shall contain a provision to that extent permissible under the laws of the State of New Jersey that no act or omission of Tenant shall affect or limit the obligations of the insurance company so to pay the amount of the loss sustained, and each policy or certificate therefore shall contain an agreement by the insurer that no such policy shall be canceled without at least thirty (30) days prior written notice to Landlord.

     8.07. Landlord may request a change in the amounts or limitation of the insurance to be made hereunder and any dispute with respect thereto will be resolved by arbitration as herein set forth. Pending such arbitration, Tenant shall supply Landlord with such further or increased insurance as Landlord shall then demand and shall pay the premiums thereon. If the determination of such arbitration shall be that Landlord was not entitled to reasonably demand such insurance or increase so requested, Landlord shall reimburse Tenant for the amount of premiums so paid by Tenant, in which event Tenant shall surrender such policies to Landlord and Landlord shall have the option of continuing such further or increased insurance or canceling the same, in which latter event, the unearned premiums shall be the property of Landlord.

ARTICLE 9. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS.
---------- -----------------------------------------------

     9.01. If Tenant shall at any time fail to pay any Imposition in accordance with the provisions of Article 4 hereof or to take out, pay for, maintain or deliver any of the insurance policies or certificates therefor as provided for in Article 8 hereof, or shall fail to make any other payment or perform any other act on its part to be made or performed, then Landlord, after twenty (20) days written notice to Tenant and Tenant's failure to cure such defect or breach (or without notice in case of an emergency) and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease or from any default by Tenant and without waiving Landlord's right to take such action as may be permissible under this Lease as a result of such default, may (but shall be under no obligation to) (a) pay any Imposition payable by Tenant pursuant to the provisions of Article 4 hereof; or (b) take out, pay for and maintain any of the insurance policies provided for in Article 8 hereof; or (c) make any other payment or perform any other act on Tenant's part to be made or performed as in this Lease provided, and may enter upon the Demised Premises for any such purpose, and take all such action thereon as may be necessary therefor.

     9.02. All sums so paid by Landlord and all costs and expenses incurred by Landlord, including reasonable attorney's fees, in connection with the performance of any such act, together with interest thereon in an amount equal to three (3%) percent in excess of the Prime Rate of interest as published in the Wall Street Journal or any successor thereto (or substitute if no successor) from the date of such payment or incurrence by Landlord of such cost and expense shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

ARTICLE 10. REPAIRS AND MAINTAINANCE OF THE DEMISED PREMISES.
----------- -------------------------------------------------

     10.01. Throughout the term of this Lease, Tenant at its sole cost and expense, shall maintain, repair and take good care of the Demised Premises, all exclusive rights-of-way, curbs and appurtenances thereto and shall keep the same in good order and condition, except for reasonable wear and tear after the last necessary repair, replacement, restoration or renewal made by Tenant pursuant to its obligations hereunder, and make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary or extraordinary, and foreseen and unforeseen. All repairs made by Tenant shall be substantially in quality and class to the original work. Tenant shall do or cause others to do all necessary acts for the safety and preservation thereof.

     10.02. Tenant shall put, keep and maintain all portions of the Demised Premises and the curbs, easements and passageways adjoining the same in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstruction and shall pay all costs for maintenance and repair of the portion of the Demised Premises and property which are used in common by Tenant with other parties.


ARTICLE 11. COMPLIANCE WITH LAWS, ORDINANCES, ETC.
----------- --------------------------------------

     11.01. Throughout the term of this Lease, Tenant, at its sole cost and expense (except with respect to hazardous substances or materials preceding the date of the execution of this Lease by the parties), shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments and agencies and all orders, rules and regulations of the Board of Fire Underwriters having jurisdiction over the Demised Premises or any other body or bodies exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable of the Demised Premises or to the rules or manner of use of the Demised Premises whether or not such law, ordinance, order, rule, regulation or requirement shall affect the interior or exterior of improvements upon the Demised Premises, necessitate structural changes or improvements or interfere with the use and enjoyment of the Demised Premises, and whether or not such compliance is prior to or after the commencement of the term of this Lease. Landlord represents to Tenant that as of the date hereof he has no knowledge of any discharge of hazardous substances at the Demised Premises or of the presence of any underground storage tanks at the Demised Premises or the presence of asbestos.

     11.02. Tenant shall likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance required to be supplied by tenant at any time in force with respect to the Demised Premises, whether or not such observance or compliance is required by reason of any condition, event or circumstance existing prior to or after the commencement of the term of this Lease and Tenant shall, in the event of any violation or an attempted violation of the provisions of this section by any subsequent sub-tenant, take steps, immediately upon knowledge of such violation or attempted violation, to prevent or remedy the same as the case may be. In any case, Tenant shall be privileged to substitute policies of other insurance companies.

     11.03. Tenant shall have the right, after prior written notice to Landlord, to contest by appropriate legal proceedings diligently conducted in good faith, in the name of Tenant or Landlord or both, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to herein. Landlord without cost to Landlord, shall execute and deliver any appropriate documents which may be necessary or proper to permit Tenant to so contest the validity or application of any such law, ordinance, order, rule, regulation or requirement.

ARTICLE 12. CONSTRUCTION AND ALTERATIONS.
----------- -----------------------------

     12.01. Tenant, at Tenant's cost, may install such initial tenant improvements in the Demised Premises as Tenant deems necessary or desirable for the conduct of Tenant's business thereof (the "Initial Improvements"). Tenant shall submit the plans and specifications (the "Plans") for any structural elements of the Initial Improvements to Landlord for Landlord's review and approval. Landlord shall have a period of fourteen (14) days (the "Review Period") to review the Plans. Landlord shall not unreasonably withhold, condition or delay its approval of the Plans. Landlord shall be deemed to have approved the Plans as presented unless, on or before the last day of the Review Period, Landlord has delivered to Tenant a written description of the specific structural items in the Plans that are not acceptable and a description of the specific changes that must be made to the Plans to secure Landlord's approval. Tenant shall either (a) submit modified plans for approval; or (b) terminate the Lease if Landlord's requested revisions are not acceptable to Tenant in its sole discretion. The review and approval process described above shall continue until such time as Landlord has approved the Plans in writing (the "Final Plans").

     12.02. After the installation of the Initial Improvements, Tenant may make such interior non-structural alterations, improvements and additions to the Demised Premises including, without limitation, changing color schemes, installing new countertops, flooring, wall-covering and modifying the layout of the tenant fixtures, as Tenant deems necessary or desirable without obtaining Landlord's consent. Notwithstanding the foregoing, Tenant shall not make any alterations, improvements, additions or repairs in, on or about the Demised Premises which affect the structure or the mechanical systems of the Building
without   Landlord's  prior  written   consent,   which
consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall be deemed to have approved any subsequent improvement proposed by Tenant unless Landlord disapproves of Tenant's proposal in writing within fourteen (14) days of receiving Tenant's proposal and request for consent.

     12.03. All personal property, furnishings, machinery, trade fixtures, equipment and improvements (trade or otherwise) which Tenant installed in the Demised Premises ("Tenant's Property") shall remain the property of Tenant. Upon the termination or expiration of the Term, Tenant may remove Tenant's Property from the Demised Premises no later than the termination or expiration date. Tenant shall repair any damage to the Demised Premises or the Building caused by such removal, including patching and filling holes. In no event shall Tenant remove or be required to remove any restrooms, flooring, ceilings, utility or electrical components located inside the wall or HVAC systems. All other utility systems will be capped and returned to a condition compatible with code requirements.

     12.04. Any of Tenant's Property not removed from the Demised Premises on the date the Lease terminates or expires shall be deemed abandoned and shall thereupon become the property of Landlord.

     12.05. All costs of renovations and improvements and expenses relating thereto, whether direct or indirect, shall be the responsibility of Tenant. All work to be performed shall be in good and workmanlike manner.

ARTICLE 13. DISCHARGE OF LIENS.
----------- -------------------

     13.01. Tenant shall not create or permit to be created or to remain, and shall discharge any mechanic's, laborer's or materialman's lien or security agreement or financing statement which might be or become a lien, encumbrances or charge upon the Demised Premises or any part thereof having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Demised Premises or any part thereof.

     13.02. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Demised Premises or any part thereof, Tenant, within thirty
(30) days of such filing will cause same to be discharged of record by payment, deposit, bond, order of court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then unless Tenant has bonded same, and is proceeding diligently to contest the lien, in addition to any other remedy or right, Landlord may after 10 days' written notice to Tenant, but shall not be obligated to, discharge the same either by paying he amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceeding, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by Lienor and to pay the amount of judgment in favor of the Lienor with costs, interests and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the prime rate of interest published in the Wall Street Journal or any successor thereto (or substitute, if no successor) from the respective dates of Landlord's making of the payment or incurring of the costs and expenses shall constitute additional rent by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

     13.03. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, expressed or implied by inference or otherwise, to any contractor, sub-contractor, laborer or materialman of the performance of any labor or the furnishing of any material for any specific improvement, alteration to or repair of the Demised Premises or any part thereof.

     13.04. Tenant shall not create or permit to be created or to remain and shall discharge any obligation which would constitute a lien on the Demised Premises or any part thereof.

ARTICLE 14. MORTGAGE OF FEE INTEREST; SUBORDINATION AND NON-DISTURBANCE.
----------- ------------------------------------------------------------

     14.01. Except as otherwise provided in this Article, during the term of this Lease, Landlord shall have the right to place any mortgage or mortgages upon its Fee Interest in an amount(s) not exceeding the sum of $560,000.00 and the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease. Landlord shall use best efforts (but without cost to Landlord) to obtain mortgagee's consent to Articles 17 and 18 of this Lease. Irrespective of the date of recording, the Tenant agrees to execute an instrument, without cost, which shall be reasonably necessary to effect the subordination of this Lease to any such mortgage or mortgages.

     14.02. Notwithstanding the provision of Article 14.01 of this Article, the subordination of this Lease shall be contingent upon the holder or holders of the mortgage or mortgages referred to therein agreeing in the mortgage or other documents in recordable form that so long as Tenant is not in default under the terms and provisions of this Lease, in no event shall Tenant be joined in any foreclosure proceeding or in no event shall Tenant's use, occupancy and enjoyment of the Demised Premises and its rights pursuant to this Lease be disturbed or interfered with by said holder.

     14.03. Tenant further agrees to subordinate this Lease and to attorn to Landlord's successor following any foreclosure, sale or transfer in lieu thereof on condition that the transferee, purchaser, lessor or beneficiary ("Landlord's Successor") agrees in a written instrument in recordable form that so long as the Tenant is not in default under the terms and provision of this Lease, in no event shall Tenant shall be joined in any foreclosure preceding or in no event shall Tenant's use, occupancy and enjoyment of the Demised Premises and its rights pursuant to this Lease be disturbed or interfered with by said holder nor shall its obligations be enlarged or its rights be abridged hereunder by reason of any such transaction.

ARTICLE 15. ENVIRONMENTAL MATTERS.
----------- ----------------------

         15.01.            ISRA.

     A. Tenant warrants and represents that the Standard Industrial Classification ("SIC") Number appropriate to Tenant's intended use and operation of the Demised Premises as determined in accordance with the current Standard Industrial Classification Manual ("SIC Manual") is 6022. Tenant shall not, at any time during the term of this Lease, carry on any use or conduct any operation at or upon the Demised Premises which would require the remediation of the Demised Premises pursuant to the Industrial Site Recovery Act ("ISRA"), N.J.S.A. 13:1K-6 et seq., as amended and supplemented and the regulations promulgated pursuant thereto and; or pursuant to its predecessor (the
Environmental Cleanup Responsibility Act) by the New Jersey Department of Environmental Protection and Energy ("NJDEPE") as the result of any closing, terminating or transferring of such uses and operation as defined by ISRA and its regulations. Tenant shall, at its sole cost and expense and at least thirty
(30) days prior to any closing, terminating or transferring of Tenant's uses and operation of the Demised Premises, which shall include the expiration or earlier termination of this Lease, obtain from NJDEPE its written and unqualified determination that any such closure, termination or transfer does not require the remediation of the Demised Premises pursuant to ISRA and its regulations. Such a determination by NJDEPE typically takes the form of a letter referred to as a "letter of nonapplicability" or "LNA".

     B. Tenant shall not make any change in Tenant's use or operation of the Demised Premises which would result in a change in Tenant's SIC Number identified in subparagraph (a) above to a SIC Number within 22 to 33 inclusive, 46-49 inclusive, 51 or 56 as determined in accordance with the current SIC Manual.

     C. Tenant shall promptly provide Landlord with full and complete copies of any and all correspondence, notices, application, reports plans, laboratory analyses, directives, orders and any other documents sent by Tenant or Tenant's consultants to NJDEPE or sent by NJDEPE to Tenant or Tenant's consultants concerning the Demised Premises and Tenant's uses and operation at or upon the Demised Premises.

     15.02. Environmental Indemnification.

     A. Except with respect to such conditions existing prior to execution of the Lease by the parties or any condition created by the migration of hazardous materials, substances or wastes as herein defined unless the Tenant had knowledge or should have had knowledge of such conditions and Tenant failed to take responsible actions to prevent any continued migration, Tenant covenants, warrants and represents to Landlord that, during the term of this Lease, the building, improvements, soil, groundwater and surface water at, on or a part of or under the Demised Premises shall not become contaminated with hazardous material, substances or wastes (as those terms are defined in the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.S. SS9601 et seq., the federal Solid Waste Disposal Act, 42 U.S.S. SS6901 et seq., the New Jersey Solid Waste Management Act, N.J.S.A. 13:1E-1 et seq., the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq., the New Jersey Water Pollution Control Act, N.J.S.A. 58:10A-1 et seq., the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., as amended and supplemented, all regulations promulgated pursuant to the foregoing and any other environmental statutes, ordinances, rules and regulations of the federal, state or local governmental. In the event such contamination occurs, notwithstanding Landlord's exercise of any of its rights under any of the remedies provided by this Lease for the breach of the foregoing covenant, warranty and representation, Tenant shall, at its sole cost and expense, immediately and fully comply with all federal, state and local statutes, ordinances, rules and regulations applicable to such contamination and Tenant shall, at its sole cost and expenses, clean up, remove and/or mediate such contamination consistent with all such statutes, ordinances, rules or regulations.

     B. Tenant covenants, warrants and represents to Landlord that the Demised Premises shall not during the term of the Lease be subject to any federal or state lien pursuant to the federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. SS 9601 et seq., nor to any similar lien to the benefit of any local government or agency thereof, and the Demised Premises shall not be the subject of any proceedings, claim, liability or action for the cleanup, removal or mediation of any hazardous materials, substances or wastes as defined in subparagraph (a) above nor any notice or notification regarding same nor subject to the threat or likelihood thereof.

     C. Tenant shall indemnify and save Landlord harmless of, from and against any and all claims, demands, liabilities, damages, suits, actions, judgments, fines, penalties, loss, cost and expense, including, without limitation, attorney's fees, directly or indirectly arising out of or resulting from the untruth or breach of, or mistake in any of the representations and warranties set forth in subparagraphs (A) and (B) above.

     D. All of the provisions of this Article 15 shall survive the expiration or earlier termination of this Lease.

     15.03. Landlord Covenants. Landlord warrants, represents, covenants and agrees as follows:

     A. To the best of Landlord's knowledge, no Hazardous Substance has been released, discharged or disposed of on, under or about the Demised Premises, the Buildings or the property by any entity, firm or person or from any source whatsoever.

     B. Landlord shall require each of its employees, agents, contractors, subcontractors, tenants, subtenants or any other party over whom Landlord has supervision or control or right of the same to comply with all applicable Environmental Laws.

     C. To the best of Landlord's knowledge, there are no underground storage tanks on the Demised Premises, the Buildings or the property, and no underground storage tanks have been removed from the Demised Premises, the Buildings or the property. To the best of Landlord's knowledge, there is no asbestos or asbestos containing material in or on the Demised Premises or the Buildings and no asbestos or asbestos containing material has been removed from the Demised Premises or the Buildings.

     D. Landlord shall give prompt notice to Tenant of (a) any proceeding or inquiry by any governmental authority with respect to the presence of any Hazardous Substance on the Demised Premises or the Buildings (or off-site of the Premises that might affect the Demised Premises) or related to any loss or injury that might result from any Hazardous Substance; (b) all claims made or threatened by any third party against Landlord or the Demised Premises, the Buildings or the property relating to any loss or injury resulting from any Hazardous Substance; and (c) Landlord's discovery of any occurrence or condition on the Demised Premises, the Buildings or the property (or off-site of the Demised Premises that might affect the Demised Premises) that could cause the Demised Premises or any part thereof, to be subject to any restriction on occupancy or use of the Premises under any Environmental Law.

     E. If any Hazardous Substances discovered or present in or on the Demised Premises, the Buildings or the property, Landlord, at Landlord's expense, shall (subject to Tenant's obligations set forth in this Article) in a manner that complies with all applicable laws, rules, regulations and policies of any governmental body with jurisdiction over the same, remove, transport and dispose of such substances and perform all remediation and cleanup necessary or advisable to remediate any damage to personal property or the environment as a result of the present of such Hazardous Substances. Landlord shall use its best efforts to minimize direct and indirect impact on Tenant during all activities related to remediation. If any asbestos is discovered in the Demised Premises during Tenant's inspection of the Demised Premises or construction of its tenant improvements, then Landlord shall promptly remove the asbestos or cause it to be removed at Landlord's sole cost and expense.

         15.04.            Indemnities.

     A. Landlord shall protect, indemnify and hold harmless Tenant and its agents, officers, directors, contractors, employees, parents, subsidiaries, successors and assigns from and against any claims directly or indirectly related to: (A) a violation of or responsibility under Environmental Laws except that if such claims are directly related to Tenant, or Tenant's agents, contracts or employees use, manufacture, storage, release or disposal of a Hazardous Substance on the Demised Premises or the Buildings; or (B) a breach of any representation, warranty, covenant or agreement contained in this Article. This indemnity shall survive any court order concerning Hazardous Substances on the Demised Premises, the Buildings or the property (not caused by Tenant) that precluded Tenant from reasonable operation of its business on the Demised Premises. Tenant may cease operating and Rent and all other charges shall be abated. If such governmental or court order is not resolved within six (6) months, Tenant may terminate this Lease.

     15.05. Environmental Assessment. Tenant, at its cost and expense, may conduct an environmental assessment of the Demised Premises. Tenant shall indemnify, defend and hold harmless Landlord for the action or inaction of Tenant's employees and contractors conducting the testing. The results of this testing must be submitted to Landlord no later than forty-five (45) days from the date of this Lease. Tenant may terminate this Lease if Tenant determines in its reasonable opinion that the environmental condition of the Demised Premises is not acceptable to Tenant. Said termination must occur within sixty (60) days of the last signing of this Lease. If this Lease is not terminated according to this Article, both parties will be released from further liability or obligation to each other, and this Lease shall become null and void.

ARTICLE 16. ASSIGNMENT AND SUBLETTING.
----------- --------------------------

     16.01. Tenant, and its successors, shall not have the right to assign or sublet this Lease without the express written consent thereto from Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. If Tenant requests Landlord's consent, Tenant shall give Landlord (i) notice of the proposed subtenant, (ii) a copy of the proposed assignment or sublease, (iii) reasonably satisfactory information about the business history of the proposed assignee or subtenant, and (iv) bonding, financial or other credit information and references about the proposed assignee or subtenant sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant. Landlord and Tenant hereby acknowledge that the contemplated use of the Demised Premises as set forth in Article 20 hereof is material to the valuation of the Demised Premises. Upon the consent of any such assignment, no such assignment shall be effective unless and until Landlord receives from the assignee an assignment under which assignee shall have assumed this Lease and the obligations of Tenant hereunder and agree to perform and observe the covenants and conditions in this Lease.

     16.02. Tenant may assign without Landlord's consent but with notice to Landlord all or part of this Lease, or sublease all or part of the Demised Premises, to:

     (a) any corporation which has the power to direct Tenant's management and operation, or any corporation whose management and operation is controlled by tenant; or

     (b) any corporation a majority of whose voting stock is owned by Tenant; or

     (c) any corporation in which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, so long as the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation; or

     (d) any corporate successor to a successor corporation becoming such by either of the methods described in (c).

     16.03. Tenant's right to assign or sublease pursuant to Paragraph 16.02 is subject to the condition that upon the completion of such merger, consolidation, acquisition, or assumption, the successor has a net worth no less than Tenant's net worth immediately prior to such merger, consolidation, acquisition or assumption.

     Notwithstanding any assignment or sublease, Tenant shall not be released from any obligations under the Lease but shall continue to remain liable hereunder. Upon any sublet of the Demised Premises in accordance with provisions hereof, the sub-tenancy shall be subject and subordinate to the rights of Landlord hereunder, it being understood that such sub-tenancy shall only be for a term or terms which shall expire prior to the expiration of the term hereby granted or a renewal thereof.

     16.04. In addition to the remedies of the Landlord hereunder set forth, Landlord shall have the right in the event rent is not paid or other default occurs hereunder to seek payment of rent from the sub-tenant and apply any net amount collected from such sub-tenant to the Net Rent or additional rent due under this Lease. No collection of rent by Landlord form the sub-tenant shall constitute waiver of any of the provisions of this article or an acceptance of the sub-tenant as a tenant or a release of Tenant from performance by Tenant of its obligations under this Lease.

ARTICLE 17. DAMAGE OR DESTRUCTION.
----------- ----------------------

     17.01. In case of damage to or destruction of any improvements on the Demised Premises or any part thereof by fire or otherwise, Tenant shall promptly give written notice thereof to the Landlord. Landlord may elect to receive the insurance proceeds and restore, replace, repair or rebuild the Demised Premises or elect to have Tenant restore, replace, repair or rebuild the Demised Premises except that if the damage or destruction shall occur in the first three years of the original term or a renewal term (other than the last renewal term) of if Tenant has properly exercised the option for the last renewal option then Tenant shall have the right to restore, replace, repair or rebuild the Demised Premises. Tenant, at Tenant's sole cost and expense shall proceed to do so as provided herein (and whether or not the insurance proceeds, if any, shall be sufficient for the purpose) to restore, replace, repair or rebuild the same as nearly as possible to its value immediately prior to such damage or destruction with such changes or alterations as may be reasonably made at Landlord's election. Such restorations, repairs, replacements, rebuilding or alterations shall commence within ninety (90) days from the time of occurrence of such damage or destruction. In the event that the damage or destruction shall occur in the last two years of the original term or a renewal term and Tenant does not then elect to exercise its option to renew or in the event that the damage or destruction shall occur in the last renewal term Landlord may elect upon notice to Tenant to terminate the Lease. In the event that the damage or destruction shall occur in the last two years of the original term or of a renewal term and the damage shall equal or exceed sixty (60%) percent of the replacement value of the Buildings Tenant may elect upon notice to Landlord to terminate the Lease. In any such event Landlord shall retain the insurance proceeds (except for the fair market value of Tenant's trade fixtures if not separately insured by Tenant) and Landlord may elect to not restore, replace, repair or rebuild the Demised Premises.

     17.02. In the event that Tenant shall restore, replace, repair or rebuild the Demised Premises, all insurance money paid on account of such damage or destruction shall be deposited in escrow with a bank selected by Landlord and reasonably acceptable to Tenant and shall be applied to the payment of the cost of the aforesaid restoration, repair, replacement, or rebuilding (as provided in Article 17.01 hereof), including the cost of temporary repairs or for the protection of the Demised Premises pending the completion of the permanent restoration, repairs, replacements, or rebuilding and same shall be paid out at the request of Tenant from time to time as such restoration progresses, in installments equal to ninety (90%) percent of the work completed and materials furnished and shall be received by Tenant for the purpose of paying costs of such restoration or rebuilding upon the written request of Tenant, which shall be accompanied by the following:

     A. A verified statement signed by Tenant or Tenant's architect or engineer in charge of such construction setting forth (i) that the sum then requested has been paid by Tenant or is justly due to contractors, subcontractors, materialmen, engineer, architects or other persons who have rendered services or furnished materials for the restoration therein specified and give a brief description of the services and materials and the several amounts so paid or due to each of said persons in respect thereof and stating that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Tenant, and that the sum then requested does not exceed the value of the services and materials described in the certificate; (ii) that except for the amount, if any, set forth in such certificate, there is no outstanding indebtedness shown on Tenant's books or known to the person signing such certificate after due inquiry which is due on the date of such certificate for labor, wages, materials, supplies or services in connection with such restoration which, if unpaid, might become the basis of a materialman's lien or similar lien upon such restoration or upon the Demised Premises or any part thereof; and (iii) that the cost as estimated by the person signing such certificate of the restoration required to be done subsequent to the date of such certificate in order to complete the same does not exceed the aggregate of the insurance money remaining in such account, after payment of the sum requested in such certificate or exceed such sums evidenced by an additional cash deposit or a firm, bona fide loan commitment of the remaining funds issued by a reputable lender to complete such restoration.

     B. A search of the records of the County in which the Demised Premises are located showing that there has not been filed with respect to the Demised Premises any mechanic's notice of intention or lien which has not been discharged of record or subordinated to the sum so advanced.

     Any balance of such fund shall be paid to Landlord upon completion of such restoration in accordance with the provisions hereof. If the net insurance money as aforesaid at the time held by such escrowee shall be insufficient to pay the entire cost of such restoration, Tenant shall pay such deficiency.

     17.03. Except as expressly provided herein, no destruction of or damage to the improvements upon the Demised Premises or any part thereof by fire or any other casualty shall permit Tenant to surrender or terminate this Lease or shall relieve Tenant from its liability to pay the rent and other charges payable under the Lease or from any of its other obligations under this Lease and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the Demised Premises or any part thereof or to any suspension, diminution, abatements or reduction of rent on account of any destruction or damage.

ARTICLE 18. CONDEMNATION.
----------- -------------

     18.01. In the event that the Demised Premises or any part thereof shall be taken in condemnation proceedings or by exercise of any right of eminent domain or by agreement between Landlord, Tenant and those authorized to exercise such right, Landlord, Tenant and any person or entity having an interest in the award or awards shall have the right to participate in any such condemnation proceedings or agreement for the purpose of protecting their interests hereunder. Each party so participating shall pay their own expenses with regard thereto.

     18.02. If at any time during the term of this Lease there shall be a taking of the whole or substantially all of the Demised Premises, this Lease shall terminate and expire on the date of such taking and the rent and additional rent shall be proportioned and paid as of the date of such taking. For the purposes of this Article, substantially all of the Demised Premises shall be deemed to be a taking which takes a portion of the structure construed upon the Demised Premises or such portion of lands upon which the structures are constructed with the result that the Demised Premises are no longer reasonably suited for the conduct of Tenant's usual business (applying the reasonable business judgment rule), or a taking of any other lands along Second Avenue which results in the elimination of ingress and egress to the Demised Premises without the condemning authority providing alternative ingress and egress to the Demised Premises from Second Avenue, then Tenant shall have the option to terminate this Lease within ninety (90) days of the date when possession of the Demised Premises shall be required by the condemning authority. If Tenant fails to terminate within the ninety (90) day period, Tenant's right to terminate shall be waived, and the Lease shall remain in full force and effect.

     18.03.  If this Lease is terminated as a result of such taking set forth in section 18.02 hereof, the award or awards paid pursuant to such condemnation proceedings or agreement shall be distributed as follows:

         A. Any and all mortgage liens upon the fee shall be repaid in full.

         B. All awards of land, exclusive of improvements, shall be paid to Landlord.

         C. All awards for building and other improvements upon the Demised Premises shall be paid to Landlord.

         D. All awards for loss of fixtures which Tenant was entitled to remove and moving expenses shall belong to Tenant provided such amount does not diminish Landlord's award.

         E. Any balance shall be paid to Landlord.

     18.04. Notwithstanding any other provision herein set forth, in the event of taking of less than substantially all of the Demised Premises (as defined in Section 18.02 above), this Lease shall continue with regard to the remaining premises subject to all of the terms and conditions hereof (with the exception that the amounts set forth in the purchase options in Article 24 shall be reduced by the amount net of any professional fees related thereto realized by Landlord as a result of the condemnation award), it being understood that the distribution of proceeds of any condemnation award shall be made as hereinabove set forth, provided however:

     A. Landlord or Tenant, at Landlord election shall, after such taking promptly restore the remaining building to a complete architectural unit, provided the condemnation proceeds payable to it are sufficient to do so. Landlord shall make available condemnation proceeds to Tenant in the event that Tenant shall restore the Demised Premises. The condemnation proceeds shall be released and expended in accordance with the procedure set forth in Article
17.02. Any portion of the proceeds made available to Tenant which are not required to restore the building(s) to a complete architectural unit, shall be paid to Landlord.

     18.05. In the event of a taking of an easement or any other taking which shall be of an interest or estate in the land less than a fee simple, which taking shall not affect the operation of the Demised Premises by Tenant for the business of Tenant, such taking shall be deemed a taking insufficient to terminate this Lease and the award therefor shall be paid fully to Landlord.

     18.06. In the event of a partial taking of the Demised Premises or of an easement servicing the Demised Premises, it is understood that Tenant's intended use of the Demised Premises as a commercial banking facility is dependent upon its ability to conduct business both in the Demised Premises, to provide parking for its customers and to further provide for two drive-in facilities. In the event Landlord and Tenant cannot agree that the taking has such an adverse impact upon Tenant that it would interfere with its continued right to conduct its business, then in such event a determination will be made pursuant to Paragraph 18.07 below.

     18.07. In the event of any dispute between Landlord or Tenant with regard to any issue or fact (other than one determined by a condemnation proceeding or condemnation commissioner arising out of a taking set forth herein), such dispute shall be resolved by arbitration as hereinafter set forth.

     18.08. Notwithstanding anything to the contrary contained herein, if at any time during the initial term (ten years) or the first extended term (five years) any portion of the Demised Premises shall be taken or condemned, the Tenant may elect to purchase the Demised Premises in accordance with its purchase option and, upon closing of title, the Tenant shall be entitled to the full condemnation award.

ARTICLE 19. NO WASTE.
----------- ---------

     19.01. Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Demised Premises or any part thereof, but this shall not be deemed to prevent construction or alterations thereof pursuant to other provisions of this Lease.

ARTICLE 20. USE OF PROPERTY.
----------- ----------------

     20.01. Tenant shall use and occupy the Demised Premises as a full-service commercial banking facility with two (2) drive-in windows and at least twenty
(20) parking spaces. Tenant may not, subsequent to the initial use of the Demised Premises, change such use unless consent thereto is given in writing by the Landlord, such consent not to be unreasonably withheld. All uses shall be subject to compliance with the existing zoning ordinances.

     20.02. Notwithstanding the foregoing, Tenant will not use or permit to be used the Demised Premises or any part thereof for any dangerous, noxious or offensive trade or business and will not cause or maintain, or permit the maintenance of any nuisance in or upon the Demised Premises.

     20.03. Tenant shall not suffer or permit the Demised Premises or any portion thereof to be used by the public, as such, without restriction or in such manner as might reasonably tend to impair Landlord's title to the Demised Premises or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage, adverse possession or prescription by the public, as such or of implied dedication of the Demised Premises or any portion thereof.

ARTICLE 21. INSPECTION AND ENTRY.
----------- ---------------------

     21.01. Tenant shall permit Landlord and its authorized representatives to enter the Demised Premises at reasonable times upon prior notice to Tenant and in the presence of a representative of Tenant except in an emergency for the purpose of:

     A. Inspecting the same, or

     B. Taking any necessary action with regard to the condition thereof that may be necessary by reason of Tenant's failure to perform or satisfy covenants and conditions of the within Lease.

     Nothing herein shall imply any duty upon the part of Landlord to do any such work or performances and performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same.

     21.02. Landlord shall have the right to enter the Demised Premises at all reasonable times during usual business hours for the purpose of showing the same to prospective mortgagees of the Demised Premises; with respect to prospective purchasers, tenants or brokers, at any time within nine months prior to the expiration of the term of this Lease.

ARTICLE 22. INDEMNIFICATION OF LANDLORD.
----------- ----------------------------

     22.01. Tenant hereby indemnifies and saves Landlord harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following occurrences during the term of this Lease: (a) any work or thing done in, on or about the Demised Premises or any part thereof by Tenant or any party other than Landlord; (b) any use, possession, occupation, condition, operation, maintenance or management of the Demised Premises or any part thereof; (c) any negligence on the part of Tenant or any of its agents, contractor, servants, employees, sub-tenants, licensees or invitees; (d) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof; or (e) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

     In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, shall at Tenant's expense resist or defend such action or proceeding by an attorney approved by Landlord in writing which approval Landlord agrees not unreasonably to withhold, said consent of Landlord, however, shall be required if the claim is covered by insurance and the insurance carrier is required to provide a defense.

     22.02. Landlord shall indemnify and save Tenant harmless from and against any and all liability and reasonable expense (including reasonable architects' and reasonable attorneys' fees) incurred by Tenant by reason of:

     (a) any and all claims of whatever nature against Tenant arising from the negligence or willful acts of Landlord, its agents and employees; or

     (b) any breach, violation or non-performance by Landlord of any covenant, condition, agreement or obligation in this Lease set forth and contained on the part of Landlord to be kept, observed and performed. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, reasonable costs and expenses of any kind or nature incurred in or in connection with any such claim or proceeding brought thereon, and the reasonable cost of the defense thereof.

ARTICLE 23. DEFAULT PROVISIONS.
----------- -------------------

     23.01. If any one or more of the following events (hereinafter called "Events of Default") shall happen:

     (a) If default shall be made in the due and punctual payment of any Net Rent, or additional rent payable under this Lease or any part thereof, and such default shall continue for a period of twenty (20) days (and after seven (7) days' notice to Tenant); or

     (b) If default shall be made by Tenant in the performance or compliance with any of the agreements, terms, covenants or conditions in this Lease provided other than those referred to in the foregoing paragraph (a) of this section for a period of thirty (30) days after notice from Landlord to Tenant specifying the items in default or in the case of a default which cannot with due diligence be cured within said 30-day period, Tenant fails to proceed within said 30-day period to commence to cure the same and thereafter to prosecute the curing of such default with due diligence; or

     (c) If Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future federal, state or other bankruptcy or insolvency statute or all, or shall seek or consent to or acquiesce in the appointment of any bankruptcy or insolvency trustee, receiver or liquidator of Tenant or of all of any substantial part of its properties or of the Demised Premises, and if such condition shall continue for a period of sixty (60) days after notice from Landlord specifying the matter involved and the rent, taxes and other payments to Landlord as herein set forth are not paid. In the event of such default herein, no assets of Tenant shall be removed from the Demised Premises; or

     (d) If within 60 days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or future federal, state or other bankruptcy or insolvency statute or law, such proceeding shall not be dismissed or stayed or such appointment shall not have been vacated.

     (e) A default by Tenant under any other lease or agreement with Landlord shall be deemed a default under the Lease.

     Then, and in any such event, Landlord at any time thereafter shall give written notice to Tenant stating that this Lease and the term hereof demised shall expire and terminate on the date specified in such notice which shall be at least 10 days after the giving of such notice, and upon the date specified in such notice this Lease and the term hereby demised and all of the rights of Tenant under this Lease, including any renewal privileges whether or not exercised, shall expire and terminate and Tenant shall remain liable as hereinafter provided.

     23.02. Upon any expiration or termination of this Lease, Tenant shall quit and peacefully surrender the Demised Premises to Landlord and Landlord, upon or at any time after such expiration or termination, may without further notice, enter upon and re-enter the Demised Premises and possess and repossess himself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same.

     23.03. At all times, from time to time after any such expiration or termination, Landlord may relet the Demised Premises or any part thereof for such terms (which may be greater or less than the period which would otherwise have constituted the balance of the terms of this Lease) and on such conditions (which may include concessions or free rent or alteration of the Demised Premises) as Landlord in his sole discretion may determine and may collect and receive the rents therefore. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such reletting but Landlord shall make good faith efforts to mitigate damages.

     23.04. No such expiration or termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, and such liability and obligation shall survive such expiration or termination. In the event of any such expiration and termination, whether or not the Demised Premises or any part thereof shall have been relet, Tenant shall pay to Landlord the Net Rent and all other charges required to be paid by Tenant up to the time of such expiration or termination of this Lease, and thereafter Tenant, until the end of what would have been the term of this Lease in the absence of such expiration or termination, shall be liable to Landlord, for and shall pay to Landlord, the equivalent of the amount of Net Rent and the other rent and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds of any reletting effective pursuant hereto, after deducting all Landlord's expenses in connection with such reletting including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, reasonable attorney's fees, alteration costs, and the expenses of preparation of such reletting. Tenant shall pay such current damage to Landlord monthly on the date on which the New Rent would have been payable under this Lease if the Lease were still in effect and Landlord shall be entitled to recover form Tenant each monthly deficiency as same shall arise.

     At any time after such expiration or termination, in lieu of collecting any further monthly deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, an amount equal to the "worth" at the time of the claim judgment, or other award, of the amount by which the unpaid rent for the balance of the term exceeds the then fair rental value of the Demised Premises for the same period, less any monthly deficiencies previously recovered from Tenant. "Worth" as used in this provision, is computed by calculating the total at the discount rate six percent (6%).

     If the Demised Premises or any part thereof be relet by Landlord for the unexpired term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent received upon, such reletting shall prima facie be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

     23.05. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial rent during the continuance of any such breach, shall constitute waiver of any such breach or such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     23.06. In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach, shall have the right to evoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry summary proceedings and other remedies were not provided for in this Lease.

     23.07. Each right and remedy provided for in the Lease shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the party in question of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

ARTICLE 24. OPTION TO PURCHASE.
----------- -------------------

     Provided Tenant is not in default of the within Lease, Landlord grants Tenant an option to purchase the subject Demised Premises during the initial Term of the Lease (namely ten years) at two (2) specific time periods and on the following terms and conditions:

     A. At the end of the 60th month of the Term Tenant shall have sixty (60) days from the date of expiration of the sixtieth (60th) month within which to notify Landlord of its option to purchase the Demised Premises. The purchase price for this option is Five Hundred Fifty Thousand Dollars ($550,000.00) and closing of title shall take place within thirty (30) days of notice of election of option with the purchase price to be paid all cash or certified check at closing. Attached hereto as Schedule "C" is an outline of the steps and conditions to close, all of which are to be followed in the event Tenant exercises its option to purchase at any time pursuant to the terms set forth herein.

     B. At any time after 114th month of the term of the Lease and prior to the expiration of the 118th month of the term of the Lease, Tenant shall serve notice of its election of option to purchase and closing shall take place within thirty (30) days of notice of election of option with the purchase price to be paid all cash or certified check at closing. Reference is made to Schedule "C" attached hereto which is an outline of the steps and conditions to close, all of which are to be followed in the event Tenant exercises its option to purchase at any time pursuant to the terms set forth herein.

     C. In the event Tenant has exercised its first option to renew the Lease which would cover months 121 through 180 months from the date of Commencement, then Tenant shall have the option to purchase the Demised Premises at any time during that time frame, namely months 121 through 180. The purchase price to be paid by Tenant is set forth below and is based upon closing taking place during the specified months as follows:

         1.       Between months 121 through 132
                  sale price = $558,000.00;
         2.       Between months 133 through 144
                  Sale price = $566,000.00;
         3.       Between months 145 through 156
                  sale price = $574,000.00;
         4.       Between months 157 through 168
                  sale price = $582,000.00;
         5.       Between months 169 through 180
                  sale price = $590,000.00;

         The procedure for closing title shall be that which is as set forth in the attached Schedule "C".

ARTICLE 25. RIGHT OF FIRST REFUSAL.
----------- -----------------------

     25.01. Provided Tenant is not in default of the within Lease and has not exercised its option to purchase pursuant to the terms set forth in Article 24 above and has exercised its option or options to renew beyond the 180th month, Tenant shall have the right of first refusal to purchase the Demised Premises as hereinafter in this Article set forth. If at any time during the period following the 180th month and Tenant has extended its term of Lease as set forth above and Landlord shall receive a bona fide offer, from a third person, who does not have the power of eminent domain, for the purchase of the Demised Premises, which offer Landlord shall desire to accept, Landlord shall promptly deliver to Tenant a copy of such offer, and Tenant may within 20 days thereafter, elect to purchase the Demised Premises on the same terms as those set forth in such offer. If Tenant shall not accept such offer within the time herein specified therefor, said right of first refusal shall cease to exist, but this Lease shall continue otherwise on all the other terms, covenants, and conditions in this Lease as set forth. This right of first refusal shall be inapplicable to a transfer, by way of sale, gift, or devise, including a trust, to or for a party related to Landlord, or to any transfer from one such related party to another, but shall apply to any such transfer to a third person. For the purpose of this Article, if the then owner of the Demised Premises shall be an individual or individuals, a related party shall include a wife, lineal descendent or spouse of such descendant, ancestor or sibling (whether by the whole or half blood), a partnership of which such owner is a member, a joint ownership or ownership in common, which includes the then owner of the Demised Premises, or a corporation, the majority of whose securities is owned by the owner(s) of the Demised Premises, or any one or more of the foregoing parties. If the then owner of the Demised Premises shall be a corporation, a related party shall include an affiliate, subsidiary or parent corporation, a successor by merger or consolidation, or the holder or holders of the majority of the securities of such corporation.

     If the Demised Premises shall be conveyed to the Tenant under this right of first refusal, any prepaid rent shall be apportioned and applied on account of the purchase price.

ARTICLE 26. NOTICES.
----------- --------

     26.01. Any and all notices, demands, requests, submissions, approvals, consents, disapprovals, objections, offers or other communications or documents required to be given, delivered or served or which may be given, delivered or served under or by the terms and provisions of this Lease or pursuant to law or otherwise, shall be in writing and shall be deemed to have been given, delivered or served if and when sent by registered mail or certified mail with proper postage prepaid thereon addressed if to Tenant at the Demised Premises or to such other address as Tenant may from time to time designate by written notice to Landlord; or if to Landlord at the address set forth at page one of this Lease or to such other address as Landlord may from time to time designate by written notice to Tenant.

ARTICLE 27. QUIET ENJOYMENT.
----------- ----------------

     27.01. Tenant, upon paying the Net Rent and all additional rent and other charges herein provided for and observing and keeping all covenants, agreements, and conditions of this Lease on his part to be kept, shall quietly have and enjoy the Demised Premises during the term of this Lease without hindrance or molestation by anyone claiming by, through or under Landlord as such, subject however, to the covenants of this Lease.

ARTICLE 28. NO RENT ABATEMENT.
----------- ------------------

     28.01. Except as in this Lease as expressly provided, no abatement, diminution or reduction of rent or charges shall be claimed by Tenant, or any person claiming under Tenant, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the construction, alteration, changes, additions, improvements or repairs to any buildings to be erected on the Demised Premises, or because of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations or for any other reason or cause.

ARTICLE 29. ESTOPPEL CERTIFICATE.
----------- ---------------------

     29.01. Tenant shall, without charge, at any time from time to time, within 10 days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered to Landlord, or to any other person, firm or corporation specified by Landlord: (a) that this Lease is unmodified and in full force and effect, or, if there have been modifications, that the same is in full force and effect as modified and stating the modification; (b) whether or not there are then existing any defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof and any modifications hereof on the part of Tenant to be performed or complied with, and, if so, specifying the same; (c) the date, if any, to which the Net Rent and additional rent and other charges hereunder have been paid in advance; (d) the date of expiration of the current term; and (e) the Net Rent payable under this Lease.

     29.02. Landlord shall, without charge, at any time from time to time within 10 days after request by Tenant, certify by written instrument, duly executed, acknowledged and delivered, to the effect that this Lease is unmodified and in full force and effect, and the dates to which the rent and other charges have been paid, the date of expiration and the net term and stating whether Tenant is in default hereunder and, if so, specifying such default.

ARTICLE 30. ARBITRATION AND APPRAISAL.
----------- --------------------------

     30.01. In any case in which it is provided by the terms of this Lease any matter shall be conducted in the manner specified in this Article.

     30.02. The party desiring such arbitration shall give written notice to that effect to the other party and shall in such notice appoint a disinterested person of recognized competence in the field involved as arbitrator on its behalf. Within 30 days thereafter, the other party shall by written notice to the original party appoint a second disinterested person of recognized competence in such field as arbitrator on its behalf. The arbitrators thus appointed shall appoint a third disinterested person of recognized competence in such field, and such three arbitrators shall, as promptly as possible, determine such matter provided, however, that (a) if the second arbitrator shall not have been appointed as aforesaid, the first arbitrator shall proceed to determine such matter; and (b) if the two arbitrators appointed by the parties shall be unable to agree, within 20 days after appointment of the second arbitrator, upon the appointment of a third arbitrator, they shall give written notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third arbitrator within 20 days after the arbitrators appointed by the parties give notice as aforesaid, then within 10 days thereafter either of the parties, upon written notice to the other party, may request such appointment by the American Arbitration Association or if the American Arbitration Association ceases to exist then by a judge of the Superior Court of New Jersey or of any other court having jurisdiction and exercising functions similar to those exercised by the Superior Court of New Jersey. Landlord and Tenant each shall be entitled to present evidence and argument to the arbitrators.

     30.03. The determination of the majority of the arbitrators, or the sole arbitrator, as the case may be, shall be conclusive upon the parties and the judgment upon the same may be entered in any court having jurisdiction thereof. The arbitrators shall give written notice to the parties stating their or his determination and shall furnish to each party a signed copy of such determination. If any such dispute shall involve a determination of value or of a fixed amount of money or rent and if there shall be no determination thereof by a majority of the arbitrators, then either party shall be entitled to seek judicial determination of the matter in issue in a court of competent jurisdiction.

     30.04. Each party shall pay the fees and expense of the arbitrator appointed by such party and one-half of the fees and expenses of the third arbitrator and the American Arbitration Association, if any.

ARTICLE 31. SIGNS.
----------- -------
     31.01. Tenant shall have the right to place on the Demised Premises signs or advertising material including illuminated signs with regard to Tenant's use thereon, provided such signs are in good condition and repair at all times. Upon the termination or expiration of this Lease, Tenant shall cause such signs to be removed.

ARTICLE 32. INVALIDITY OF PARTICULAR PROVISIONS.
----------- ------------------------------------

     32.01. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such terms or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

ARTICLE 33. DEFINITIONS.
----------- ------------

     33.01. The term "Landlord" as used herein shall mean only the owner for the time being of the Demised Premises, so that in the event of a sale, transfer, conveyance or other termination of Landlord's interest in the Demised Premises, Landlord shall be and hereby is entirely freed and relieved of all liability of Landlord hereunder. It shall be deemed and construed, without further agreement between the parties or their successors in interest or between the parties and such successor-owner of the Demised Premises, that such successor-owner has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder.

     33.02. The term "fee mortgage" shall mean a mortgage on Landlord's fee or any part thereof and the term "fee mortgagee" shall mean any holder of such fee mortgage.

     33.03. The neuter gender, when used herein, shall include all persons, and works used in the plural shall include words in the singular, where the text so requires.

ARTICLE 34. MISCELLANEOUS.
----------- --------------

     34.01. Upon the approval of the charter of Monmouth Community Bank by the New Jersey Department of Banking and the Federal Deposit Insurance Corporation, the designation of Tenant shall automatically and without the necessity of any other written instrument be changed from Monmouth Community Bank, In Organization to Monmouth Community Bank, a Banking Corporation of the State of New Jersey.

     34.02. Landlord acknowledges that any security interest created in personal property situated in the Demised Premises shall be superior to any lien or claim of Landlord and in the event of a default by Tenant in the terms and conditions of the Security Agreement which has created the aforementioned security interest, the Secured Party may enter the Demised Premises and remove its collateral.

     34.03. Notwithstanding any other provisions contained in this Lease, in the event (a) Tenant or its successors or assignees become insolvent or bankrupt, or if it or their interests under this Lease shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the Demised Premises is closed, or is taken over by any depository institution supervisory authority ("Authority"), Landlord may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Landlord for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount equal to all accrued and unpaid rent to the date of termination.

ARTICLE 35. RECORDING.
----------- ----------

     35.01. A short form lease may be recorded in form mutually satisfactory to Landlord and Tenant once the contingency Paragraph 3 has been satisfied or waived by Tenant, which form shall set forth the Tenant's rights with respect to the options to renew and to purchase.

ARTICLE 36. BINDING EFFECT.
----------- ---------------

36.01. This Lease is binding upon and shall inure to the benefit of the respective parties hereto, their respective heirs, legal representatives and successors by operations of law or otherwise and their assigns.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease be executed the day and year first above written.

Witness:                                            LANDLORD



/s/ Betsy O'Toole                              BY:  /s/ [illegible]
-------------------------------                     --------------------------

Witness:                                            TENANT



/s/ Betsy O'Toole                              BY:  /s/ Richard O. Lindsey
-------------------------------                     --------------------------
                                                    President & CEO

                                  SCHEDULE "A"

                              Property Description

                     To be added if Tenant provides updated
                       metes and bounds survey description

                                  SCHEDULE "B"

               Hypothetical Example of Application of CPI Formula
                             Regarding Article 2.02

Term in Months             Base Rent         CPI Calculation
--------------             ---------         ---------------

T-1        -60             $54,000.00        December  1996 59th month  assumes
                                             6 percent increase $3,240.00
T-2        61-120          $54,240.00        61st-119th    month    assumes   7
                                             percent increase $3,796.80
First Option 121-180       $58,036.80        121st-197th   assume   8   percent
                                             increase $4,642.94
Second Option 181-240      $62,679.74        181st-239th   assumes   9  percent
                                             increase $5,641.18
Third Option 241-300       $68,320.92        241st-229th   assumes  10  percent
                                             increase $6,832.09
Fourth Option 301-360      $75,153.01


===============================================================================
T-1 and T-2 represent the first ten years or the initial term of Lease.

First, second, third and fourth are the respective options defined in months.
===============================================================================
Additional Example:

Assuming a CPI Index of 164.8 on inception of Lease and 174.7 for the nearest month prior to the month in which the successive term commences (60th month), the calculations to determine base rent for period T-2 (months 61 to 120 would be):

                       $54,000.00 x 174.7    =    $57,243.93
                                    164.8

                                  SCHEDULE "C"

                    Outline of Steps and Conditions to Close
                (to be followed in the event Tenant exercises its
              option to purchase at any time pursuant to the terms
                                set forth herein)

Provided Tenant is not in default of any of the terms and conditions of this Lease, Tenant shall have the right at any time during the Term to exercise its option by serving written notice as set forth in Article 26 upon Landlord care of ____________________________. If at the time of giving of the notice Tenant is aware of the address change of either of the above named parties or has been given notice by Landlord to substitute either or both of the above names with others, Tenant shall serve notice upon those substituted parties.

The notice shall refer to the Lease, specifically Article 24, and accompanying said notice shall be a bank or certified check in the amount of ten percent (10%) of the sale price which shall be held in trust by Landlord's attorney until closing of title.

Tenant shall have thirty (30) days from the date of the notice within which to obtain a title insurance binder as required in Article 3(D). Tenant shall deliver a binder to Landlord in accordance with the notice requirements set forth above. Landlord agrees that the title shall be substantially in the same form and condition as presently exists at the time of Commencement Date of the within Lease and acknowledges that Tenant has produced a title insurance binder for leasehold title insurance purposes which contains exceptions acceptable to Tenant. Landlord agrees that it will not cause any additional exceptions other than those which are set forth and existing at the time of the Commencement Date and as are set forth in the aforementioned title insurance binder, all of which shall be known as "Permitted Exceptions". In the event there are additional exceptions discovered at the time that Tenant exercises its option to purchase, Landlord shall have sixty (60) days from the date of receipt of notice to remove such exceptions or to satisfy Tenant's title insurance company that such exceptions will either be removed or will be insured in favor of Tenant as owner. If Landlord does not or cannot remove such exceptions within the aforementioned sixty-day period and should Tenant refuse or fail to waive such exception(s) within such sixty-day period, then the option by Tenant to purchase shall be deemed null and void and Tenant shall have no further obligation to purchase the Demised Premises no shall Landlord have any further obligation to sell the Demised Premises to Tenant and Landlord shall promptly return the ten percent (10%) of sales price previously posted.

Upon the termination of the within option, the balance of the terms and conditions of the Lease shall remain in full force and effect and shall continue pursuant to the terms and conditions of the within Lease.

In the event all of the above conditions are satisfied within the time period prescribed above, Tenant agrees to close title within twenty (20) days of the satisfaction of the contingencies set forth above. Either party may serve upon the other notice that the contingencies have been satisfied and unless contested in writing, the contingencies shall be deemed to have been satisfied and closing shall take place within twenty (20) days of such satisfaction.

                                   EXHIBIT 1.03 to the MONMOUTH COMMUNITY BANK/
                                               KFC ASSOCIATES LEASE


         A. Lease is to commence upon the tenant receiving and/or waiving the contingencies contained in Article 3 of this Lease and the approval provisions of Article 3. The Landlord has previously provided evidence that the former tenant has vacated the premises, which acknowledgment is accepted as of the date of this memorandum by Monmouth Community Bank. The Landlord agrees that there will be no change in the tenancy status from the date of this Memorandum and its annexation to the Lease to the time that the tenant waives the contingencies and receives approvals as outlined in Article 3 of this Lease.

         B. The Article 3 contingencies may be waived at any time by Tenant and when so waived shall constitute the commencement of the Lease and the right of Tenant to take possession.

         C. The forwarding of the notification of the waiver of contingencies and date selection shall serve as the date for the taking of possession of the premises and commencement of the Lease.

         D. Prior to the commencement of any renovation and tenant fit-ups, the tenant shall provide to the landlord a fully-executed building contract. Tenant further agrees that upon the delivery of the building contract, that the building contract, as delivered, will serve as comfort to the landlord that all renovations and fit-up work will be completed by the tenant as provided by the building plans and building contract. It is further agreed that in the event the building plans and Tenant fit-up do not encompass the entire building or if Tenant vacates the premises for any reason prior to completing fit-ups and improvements, the Tenant will provide the landlord with a vanilla box (vanilla box is defined as operable condition, ready for decoration by subsequent tenant) for any areas which are not fully developed for tenant use as a result of the initial building contract.


Witness:                                            LANDLORD



/s/ Betsy O'Toole                              BY:  /s/ [illegible]
-------------------------------                     --------------------------

Witness:                                            TENANT



/s/ Betsy O'Toole                              BY:  /s/ Richard O. Lindsey
-------------------------------                     --------------------------
                                                    President




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